                        OPPENHEIMER EQUITY FUND, INC.
                   Supplement dated October 29, 2003 to the
                      Prospectus dated February 25, 2003

The Prospectus is changed as follows:

1.    The paragraph titled  "Portfolio  Managers" on page 13 of the prospectus is deleted and replaced with the following:

   Portfolio  Managers.  The  portfolio  managers of the Fund are  Christopher
      Leavy and Allan Gilston.  They are the persons primarily responsible for selecting the  securities  for the Fund.  Messrs.  Leavy and Gilston are also portfolio  managers and officers of other  Oppenheimer  funds.  Mr.
      Leavy,  who is a Senior Vice  President of the Manager,  has been a Vice
      President  and  portfolio  manager  of the Fund  since  October 3, 2000.
      From 1997 until joining the Manager in September  2000,  Mr. Leavy was a portfolio manager at Morgan Stanley Dean Witter  Investment  Management.
      Mr.  Gilston,  who  is a  Vice  President  of the  Manager,  has  been a portfolio  manager of the Fund since  October 29, 2003.  From 1987 until joining  the  Manager in 1997,  Mr.  Gilston  was a Vice  President  and
      portfolio manager at Schroder Capital Management International, Inc.

October 29, 2003                                              PS0420.029